UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 24, 2006

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

1-32414

(Commission File Number)

Texas	72-1121985
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

Nine Greenway Plaza, Suite 300

Houston, Texas 77046-0905

(Address of Principal Executive Offices)

(713) 626-8525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 24, 2006, W&T Offshore, Inc., a Texas corporation (the “Company”), completed its previously announced acquisition of Offshore Shelf LLC (formerly Kerr-McGee Oil and Gas (Shelf) LLC) (“Offshore Shelf”), a wholly-owned subsidiary of Kerr-McGee Oil & Gas Corporation (“Kerr-McGee”), pursuant to the Agreement and Plan of Merger dated as of October 1, 2005 (the “Merger Agreement”) by and among the Company, W&T Energy V, LLC, a wholly-owned subsidiary of the Company (“Merger Sub”), Kerr-McGee and Offshore Shelf. The Company’s acquisition of Offshore Shelf was consummated by merging Merger Sub with and into Offshore Shelf with Offshore Shelf surviving as a wholly-owned subsidiary of the Company.

As a result of closing adjustments provided for under the Merger Agreement, the purchase price of Offshore Shelf at closing was valued at approximately $1.03 billion. The final purchase price is subject to additional post-closing adjustments pursuant to and in accordance with the Merger Agreement.

The properties held by the Company’s wholly owned subsidiary, Offshore Shelf, include interests in approximately 100 fields on 242 offshore blocks (including 88 undeveloped blocks) spreading across the Western, Central and Eastern U.S. Gulf of Mexico, primarily in water depths of less than 1,000 feet.

The description of the Offshore Shelf acquisition set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement that was filed by the Company as Exhibit 99.1 to the Current Report on Form 8-K filed on January 27, 2006 (the “Kerr-McGee 8-K”). The description of the Merger Agreement remains subject to the qualifications set forth in the Kerr-McGee 8-K.

Item 7.01 Regulation FD Disclosure.

On August 24, 2006, the Company issued a press release announcing that it completed the acquisition of Offshore Shelf. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date of this report on Form 8-K must be filed.

(d)	Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release dated August 24, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC.

By:	/s/ William W. Talafuse
Name:	William W. Talafuse
Title:	Senior Vice President, interim Chief Financial Officer and Chief Accounting Officer

Dated: August 30, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated August 24, 2006.